UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report - January 31, 2003

                              CH ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

  NEW YORK                           0-30512                        14-1804460
State or other               (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)

284 South Avenue, Poughkeepsie, New York                            12601-4879
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (845) 452-2000


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Item 5. Other Events.

      1. 2002 Earnings and 2003 Earnings Guidance. On January 31, 2003, Registrant issued its 2002 earnings and 2003 earnings guidance, as described in the Press Release of Registrant filed herewith as Exhibit 99(i)17, to which reference is made.

Item 7. Financial Statements and Exhibits.

      (b)   Exhibits. See Exhibit Index


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CH ENERGY GROUP, INC.
                                      (Registrant)


                                  By:             /s/ Donna S. Doyle
                                      ------------------------------------------
                                                    DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated: January 31, 2003


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                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation             Exhibit Description
-----------             -------------------

  99(i)17 Press Release of CH Energy Group, Inc., issued January 31, 2003, relating to its 2002 earnings and 2003 earnings guidance.


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